Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of March 10, 2025.

ABG Management Ltd.

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge Group (NY) LLC
By: ABG Management Ltd., its managing member

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge MedAlpha Master Fund L.P.
By: Ally Bridge Group (NY) LLC, its manager
By: ABG Management Ltd., its managing member

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG Innovation Capital Partners III GP Limited

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG Innovation Capital Partners III GP, L.P.
By: ABG Innovation Capital Partners III GP Limited, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge Group Innovation Capital Partners III, L.P.
By: ABG Innovation Capital Partners III GP, L.P., its general partner
By: ABG Innovation Capital Partners III GP Limited, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG Innovation-SO Limited

By:	/s/ Shan-ju Yeh
Name:	Shan-ju Yeh
Title:	Director

ABG Global Life Science Capital Partners V GP Limited

By:	/s/ Shan-ju Yeh
Name:	Shan-ju Yeh
Title:	Director

ABG Global Life Science Capital Partners V GP, L.P.
By: ABG Global Life Science Capital Partners V GP Limited, its general partner

By:	/s/ Shan-ju Yeh
Name:	Shan-ju Yeh
Title:	Director

Ally Bridge Group Global Life Science Capital Partners V, L.P.
By: ABG Global Life Science Capital Partners V GP, L.P., its general partner

By:	/s/ Shan-ju Yeh
Name:	Shan-ju Yeh
Title:	Director

ABG-SIV, L.P.
By: ABG Global Life Science Capital Partners V GP, L.P., its general partner

By:	/s/ Shan-ju Yeh
Name:	Shan-ju Yeh
Title:	Director

ABG V-SIV Limited

By:	/s/ Shan-ju Yeh
Name:	Shan-ju Yeh
Title:	Director

Mr. Fan Yu

/s/ Fan Yu
Name:	Fan Yu